UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2004

Analogic Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-977-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 22, 2004, Analogic Corporation (the "Company") received a letter from the NASDAQ Stock Market indicating that the Company is not in compliance with the NASDAQ requirements for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended October 31, 2004 with the Securities and Exchange Commission. The NASDAQ Stock Market also indicated that the NASDAQ Listing Qualifications Panel will consider the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended October 31, 2004 with the Securities and Exchange Commission in rendering a determination regarding the Company’s continued listing on The NASDAQ National Market. As previously reported in the Company’s Current Report on Form 8-K filed November 3, 2004, the Company is not in compliance with the same NASDAQ requirements as a result of the Company’s failure to file its Annual Report on Form 10-K for the fiscal year ended July 31, 2004 with the Securities and Exchange Commission.

NASDAQ rules permit the Company to request a hearing with a NASDAQ Listing Qualifications Panel (the "Panel") to appeal NASDAQ’s decision to delist the Company’s common stock. The Company has made such an appeal. As part of the appeal, the Company requested an extension until January 31, 2005 to file both its Annual Report on Form 10-K for fiscal 2004 and its Quarterly Report on Form 10-Q for the quarter ended October 31, 2004. A hearing on that appeal was held before the Panel on December 9, 2004. The Panel has not rendered a decision on the Company’s appeal. The Company’s common stock will remain listed on the NASDAQ National Market pending the outcome of the Company’s appeal. The Company is working diligently to complete the preparation and audit of its financial statements for the fiscal year ended July 31, 2004 and the quarter ended October 31, 2004 and to file its Annual Report on Form 10-K for the fiscal year ended July 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended October 31, 2004 as promptly as possible. If the Company’s request for an extension until January 31, 2005 is granted, the Company believes that it will be able to complete and file those reports by that date. However, the Company can provide no assurances that the NASDAQ Listing Qualifications Panel will grant the Company’s request for continued listing.

On December 23, 2004, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that the Company received the letter from the NASDAQ Stock Market described in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

See Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

December 23, 2004	By:	/s/ John J. Millerick

Name: John J. Millerick
Title: Sr. Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 23, 2004